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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 10, 2002
                                ----------------
                                 Date of Report

                       EMERGENCY FILTRATION PRODUCTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                    --------
                 (State or other jurisdiction of incorporation)


            0-27421                                  87-0561647
    ------------------------                  ------------------------
    (Commission file number)              (IRS Employer Identification No.)


                      4335 South Industrial Road, Suite 440

                             Las Vegas, Nevada 89103
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                    (Address of principal executive offices)


                                  (702)798-4541
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               Registrant's telephone number, including area code


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (a) On January 10, 2002, Emergency Filtration Products (the "Company") dismissed HJ & Associates LLC ("HJ") as its independent public accountants. The Company has engaged PricewaterhouseCoopers LLP as its new independent public accountants. The decision to change the Company's accounting firm was recommended and approved by the Company's Board of Directors.

    (b) During the two fiscal years ended December 31, 1999 and 2000 and the subsequent interim reporting period from the last audit date of December 31, 2000, through and including the termination date of January 10, 2002, there were no disagreements between the Company and HJ on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure. Additionally, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) during such periods.

    (c) The report of HJ on the financial statements of the Company for each of the past two fiscal years ended December 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of HJ on the financial statements of the Company for each of the past two fiscal years ended December 31, 1999 and 2000 was modified as to the uncertainty related to the Company's ability to continue as a going concern.

    (d) The Company has not consulted with PricewaterhouseCoopers LLP during the last two fiscal years ended December 31, 1999 and 2000 or during the subsequent interim reporting period from the last audit date of December 31, 2000, through and including the termination date of January 10, 2002, on either the application of accounting principles or the type of opinion PricewaterhouseCoopers LLP might issue on the Company's financial statements.

    (e) The Company has requested HJ to furnish a letter addressed to the Securities and Exchange Commission stating whether HJ agrees with the above statements made by the Company. A copy of this letter addressed to the SEC, dated January 15, 2002, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. EXHIBITS

        16. Letter of HJ & Associates LLC regarding the change in certifying accountant.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EMERGENCY FILTRATION PRODUCTS, INC.
                                            -----------------------------------
                                            (Registrant)


                                            By: /s/ Douglas K. Beplate
                                                --------------------------------
                                                Douglas K. Beplate
                                                President

Date:  January 15, 2001


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